INTANGIBLE ASSETS	6 Months Ended
Jun. 30, 2022
Intangible assets and goodwill [abstract]
INTANGIBLE ASSETS	INTANGIBLE ASSETS
The following table summarizes the movement in the net book value of intangible assets, including goodwill for the six-month period ended June 30:

	2022	2021

Balance as of January 1	3,244	4,152

Acquisition of subsidiary	—	18
Additions	306	199
Disposals and write offs	(3)	—
Amortization	(173)	(153)
Impairment	(446)	(1)
Currency translation	160	28
Other	(2)	(13)

Balance as of June 30	3,086	4,230

Goodwill
Included within total intangible asset movements for the six month periods ended June 30, 2022, as shown above, are the following movements in goodwill for the group, per cash generating unit ("CGU"):

CGU *	June 30, 2022	Others	Impairment	Divestments and reclassification to HFS	Currency translation	January 1, 2022

Russia**	846	1	(446)	2	205	1,084
Pakistan	249	—	—	—	(38)	287
Kazakhstan	126	—	—	—	(10)	136
Uzbekistan	34	(1)	—	—	—	35

Total	1,255	—	(446)	2	157	1,542
Impairment analysis
Goodwill is tested for impairment annually or when circumstances indicate the carrying value may be impaired. When reviewing for indicators of impairment in interim periods, the Company considers, among other things, the relationship between its market capitalization and its book value, as well as the weighted average cost of capital and the quarterly financial performance of each cash-generating unit ("CGU"). Refer to the table above for an overview of the carrying value of goodwill per CGU.
VEON performed its annual impairment testing at September 30, 2021. For further details regarding calculations and assumptions used for impairment testing, refer to the Group’s audited annual consolidated financial statements as of and for the year ended December 31, 2021.
Impairment losses in 2022
The Company performed an assessment if a goodwill impairment exists in any of the CGUs during the six-month period ended June 30, 2022. Based on the analysis performed, no impairment was identified for any CGUs, except for our Russian CGU, which was already recognized in the three-month period ended March 31, 2022.

For Russia there were no new triggers except for the ones identified based on which impairment was already recognized in the three-months period ended March 31, 2022 as explained in paragraphs below.

The conflict between Russia and Ukraine started on February 24, 2022 and has impacted our operations in both countries. For further details regarding the direct or indirect impact that the conflict in Ukraine and the international response have had or may have on our business, please refer to the Group’s audited annual consolidated financial statements as of and for the year ended December 31, 2021 and our annual report on Form 20-F for the year ended December 31, 2021 published on April 29, 2022.
In response to the events in Ukraine, wide-ranging economic sanctions and trade restrictions were imposed on Russia by the United States, the European Union (and individual EU member states), the United Kingdom, as well as other countries which have targeted individuals and entities as well as large aspects of the Russian economy, including freezing the assets of Russia’s central bank, other Russian financial institutions, and individuals, removing selected Russian banks from the Swift banking system, and curbing certain products exported to Russia. Furthermore, as a response to the imposed sanctions, Russia introduced a number of counter-sanctions aimed at stabilizing domestic financial markets. These, among other things, include restrictions related to capital and foreign exchange controls, restrictions on lending to foreign (non-Russian) persons, restrictions on foreign persons’ transactions with Russian securities and real estate, and limitations on export and import of certain goods into and outside Russia.

The above factors have resulted in an impairment of US$446 against the carrying value of goodwill in Russia in the first quarter of 2022. The recoverable amount of the CGU of US$1,886 was determined based on fair value less costs of disposal calculations (Level 3 in the fair value hierarchy) using a discounted cash flow model, based on cash flow projections from business plans prepared by management.

	March 31, 2022 ***			September 30, 2021
Key assumptions – Russia CGU	Explicit forecast period	Terminal period	Combined average *	Explicit forecast period	Terminal period	Combined average *

Discount rate	—%	—%	20.5%	—%	—%	9.3%
Average annual revenue growth rate	6.2%	1.6%	5.5%	5.0%	1.6%	4.4%
Average operating margin	32.4%	35.0%	32.8%	33.2%	35.5%	33.6%
Average CAPEX / revenue **	20.3%	18.0%	19.9%	25.4%	21.0%	24.7%

* Combined average based on explicit forecast period of six years (2022-2027) and terminal period in 2028, and for comparative period explicit forecast period of five years (2022-2026) and terminal period in 2027.

** CAPEX excludes licenses and ROU

*** The growth rates as of March 31, 2022, in the explicit forecast period and the combined average, were revised to conform the growth rates applied in the calculation of the recoverable amount in the first quarter of 2022.
The Company also performed impairment testing for the Ukraine, Pakistan and Bangladesh CGUs following impairment triggers identified during the six-month period ended June 30, 2022. Based on the recoverable amounts of the CGUs of US$1,463 for Ukraine in the first quarter of 2022, and US$1,228 and US$379 in the second quarter of 2022 for Pakistan and Bangladesh, respectively, no impairment was recorded.

For any write-off booked for property, plant and equipment during the six-month period ended June 30, 2022 please refer to Note 6.

Sensitivity analysis

The following table illustrates the potential additional impairment for the Russia CGU if certain key parameters would adversely change by one percentage point within both the explicit forecast and terminal periods ('+/- 1.0 pp').

Any additional adverse changes in the key parameters by more than one percentage point would increase the amount of impairment exposure approximately proportionally.

Sensitivity analysis	Combined average *	+/- 1.0 pp

Discount rate	20.5%	21.6%
Change in key assumption	0.0 pp	1.0 pp
Headroom / (impairment)	—	(115)

Average annual revenue growth rate	5.5%	4.5%
Change in key assumption	0.0 pp	(1.0) pp
Headroom / (impairment)	—	(88)

Average operating margin	32.8%	31.8%
Change in key assumption	0.0 pp	(1.0) pp
Headroom / (impairment)	—	(157)

Average CAPEX / revenue	19.9%	20.9%
Change in key assumption	0.0 pp	1.0 pp
Headroom / (impairment)	—	(161)

* Combined average based on explicit forecast period of six years (2022-2027) and terminal period (2028), includes intervening period of 2022

Following the recognition of an impairment loss in the first quarter of 2022, the book value of the Russia CGU is equal to its recoverable amount. As such, the 'break-even' assumptions for the Russia CGU are equivalent to the 'Combined average' assumptions

Although we believe that judgments made supporting our impairment assessment are reasonable (relying on information reasonably available to us), the current geopolitical situation makes it challenging for us to estimate the future performance of our CGUs. As circumstances change and/or new information becomes available, we may be required to record impairments in future periods.